                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 7, 2002
                                                 -------------------------------

                     COMPUTER ACCESS TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     000-31863                77-0302527
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

   2403 Walsh Avenue, Santa Clara, California                   95051
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:   (408) 727-6600
                                                   -----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS

         On January 7, 2002, Computer Access Technology Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:    The following documents are filed as exhibits to this
                           report:

                 Exhibit
                 Number    Description
                 -------   -----------
                  99.1     Press Release dated January 7, 2002 of the
                           Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COMPUTER ACCESS TECHNOLOGY
                                        CORPORATION, a Delaware corporation

January 11, 2002                        By: /s/ Dennis W. Evans
                                            ------------------------------------
                                            Dennis W. Evans
                                            Vice President, Chief Financial
                                            Officer and Secretary

                                  EXHIBIT INDEX

Number     Description
------     -----------

 99.1      Press Release dated January 7, 2002 of the Registrant.